Supplement to the
Fidelity® Variable Insurance Products
Index 500 Portfolio
Initial Class, Service Class, and Service Class 2
April 29, 2024
Summary Prospectus

Effective June 1, 2024, the following information replaces similar information found in the "Fund Summary" section under the "Fee Table" heading.
Annual Operating Expenses
(expenses that you pay each year as a % of the value of your investment)
	Initial Class	Service Class	Service Class 2
Management fee	0.045%	0.045%	0.045%
Distribution and/or Service (12b-1) fees	None	0.100%	0.250%
Other expenses	0.045% A	0.045% A	0.045% A
Total annual operating expenses	0.090%	0.190%	0.340%
AAdjusted to reflect current fees.

	Initial Class	Service Class	Service Class 2
1 year	$9	$19	$35
3 years	$29	$61	$109
5 years	$51	$107	$191
10 years	$115	$243	$431

VI5-SUSTK-0524-100 1.9916384.100	May 31, 2024